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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Middlefield Banc Corp. on Form S-8 of our report dated January 17, 2003 appearing in the Annual Report on Form 10K of Middlefield Banc Corp. for the year ended December 31, 2002.


                                                        /s/ S.R.Snodgrass, A.C.
                                                        ------------------------
                                                        S.R. Snodgrass, A.C.

     Wexford, Pennsylvania
     March 26, 2003